EXHIBIT 32.1

                          SECTION 906 CERTIFICATION OF
         PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

In connection with the accompanying Quarterly Report on Form 10-Q of Goff Corp. for the quarter ended March 31, 2012, the undersigned, Gary O'Flynn, President, Chief Executive Officer, and Chief Financial Officer of Goff Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Goff Corp.


Dated: May 11, 2012                   By: /s/ Gary O'Flynn
                                          --------------------------------------
                                          Gary O'Flynn, President,
                                          Chief  Executive Officer and
                                          Chief Financial Officer